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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



We hereby consent to the incorporation by reference in the Registration Statements on Forms S-8 (No. 33-62988, No. 33-60690, No. 33-77104, No.
33-83176, No. 33-94360 and No. 333-08785) of our report dated February 7, 1997 appearing on page 36 of Tencor Instruments Annual Report on Form 10-K for the year ended December 31, 1996.

Price Waterhouse LLP
San Jose, California
March 6, 1997